SPDR® Series Trust

Supplement dated April 11, 2017 to the Prospectus and

Statement of Additional Information (“SAI”)

dated October 31, 2016, as supplemented

SPDR Morgan Stanley Technology ETF

(the “Fund”)

Effective April 13, 2017 (the “Effective Date”), the number of Fund Shares required for a Creation Unit of the Fund will change from 50,000 to 25,000. As a result, as of the Effective Date, all references in the Prospectus and SAI to the number of Fund Shares required for a Creation Unit of the Fund are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRSTMSSUPPA1